Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before provision for income taxes for the years ended December 31, 2013, 2012 and 2011 consisted of:

(in thousands)	2013	2012	2011
Pretax income in The Netherlands	$24,135	$27,222	$30,232
Pretax income from foreign operations	13,203	117,931	65,980
	$37,338	$145,153	$96,212

The provisions for income taxes for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands)	2013	2012	2011
Current—The Netherlands	$2,874	$3,271	$6,752
—Foreign	33,452	35,112	26,372
	36,326	38,383	33,124
Deferred—The Netherlands	—	—	—
—Foreign	(68,086)	(22,767)	(31,861)
	(68,086)	(22,767)	(31,861)
Total provision for income taxes	$(31,760)	$15,616	$1,263

The Netherlands statutory income tax rate was 25% for the years ended December 31, 2013, 2012 and 2011. The principal items comprising the differences between income taxes computed at the Netherlands statutory rate and the effective tax rate for the years ended December 31, 2013, 2012 and 2011 are as follows:

	2013		2012		2011
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$9,334	25.0%	$36,288	25.0%	$24,053	25.0%
Earnings of subsidiaries taxed at different rates	(5,732)	(15.4)	5,180	3.6	3,204	3.3
Tax impact from permanent items	6,219	16.7	4,854	3.4	5,989	6.2
Tax impact from tax exempt income	(38,371)	(102.8)	(36,969)	(25.5)	(23,382)	(24.3)
Tax contingencies, net	1,986	5.3	2,729	1.9	(1,675)	(1.7)
Taxes due to changes in tax rates	(1,640)	(4.4)	(1,086)	(0.8)	(3,521)	(3.7)
Taxes due to changes in tax laws	—	—	2,697	1.9	—	—
Research and development	(2,211)	(5.9)	(1,181)	(0.8)	(714)	(0.7)
Restructuring	(872)	(2.3)	—	—	—	—
Prior year taxes	(888)	(2.4)	2,805	1.9	(2,632)	(2.7)
Other items, net	415	1.1	299	0.2	(59)	(0.1)
Total provision for income taxes	$(31,760)	(85.1)%	$15,616	10.8%	$1,263	1.3%

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in the Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in the Netherlands are open since 2001 for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2009. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning the year ending December 31, 2009 through the current period.
During 2013, we were contacted by the US tax authorities (Internal Revenue Service) and notified of their intent to examine the US federal tax return for 2011. The audit will commence early in 2014.
In 2012, we established a reserve related to withholding tax on a specific intercompany transaction for $3.9 million including penalty. During 2013, we settled on this issue with the relevant tax authorities, which resulted in a release of the remaining $1.9 million reserve in the fourth quarter of 2013.
We do not currently anticipate that our existing reserves related to uncertain tax positions as of December 31, 2013 will significantly increase or decrease during the twelve-month period ending December 31, 2014; however, various events could cause our current expectations to change in the future. The majority of these uncertain tax positions, if ever recognized in the financial statements, would be recorded in the statement of operations as part of the income tax provision.

Changes in the gross amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
Balance at December 31, 2011	$6,935
Additions based on tax positions related to the current year	819
Additions for tax positions of prior years	3,608
Reductions due to lapse of statute of limitations	(691)
Increase from currency translation	104
Balance at December 31, 2012	$10,775
Additions based on tax positions related to the current year	2,024
Additions for tax positions of prior years	1,244
Settlements with taxing authorities	(1,891)
Reductions due to lapse of statute of limitations	(296)
Decrease from currency translation	(271)
Balance at December 31, 2013	$11,585

At December 31, 2013 and 2012, our net unrecognized tax benefits totaled approximately $11.6 million and $8.8 million, respectively, of which $11.6 million and $8.8 million in benefits, if recognized, would favorably, affect our effective tax rate in any future period. It is possible that approximately $0.8 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within tax provision expense. At December 31, 2013 and 2012, we have net interest (income) expense and penalties of $(1.7) million and $2.8 million, respectively. At December 31, 2013 and 2012, we have accrued interest of $1.3 million and $3.0 million, respectively, which are not included in the table above.
We have recorded net deferred tax liabilities of $101.6 million and $165.0 million at December 31, 2013 and 2012, respectively. The components of the net deferred tax liability at December 31, 2013 and December 31, 2012 are as follows:

	2013		2012
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carry forwards	$43,108	$—	$17,664	$—
Accrued and other liabilities	21,520	—	21,412	(552)
Inventories	5,117	(1,304)	2,991	(1,410)
Allowance for bad debts	2,351	(1,016)	687	(600)
Currency revaluation	399	(57)	266	(746)
Depreciation and amortization	2,132	(7,260)	606	(10,027)
Capital lease	1,925	—	2,149	—
Tax credits	1,774	—	611	—
Unremitted profits and earnings	—	(1,150)	—	(1,215)
Intangibles	4,698	(211,435)	5,270	(220,880)
Equity awards	11,812	—	10,082	—
Interest	25,801	—	9,471	—
Other	2,687	(2,063)	989	(1,314)
Valuation allowance	(621)	—	(442)	—
	$122,703	$(224,285)	$71,756	$(236,744)
Net deferred tax liabilities		$(101,582)		$(164,988)

At December 31, 2013 and 2012, we had $201.1 million and $58.7 million in total foreign net operating loss (NOL) carryforwards. At December 31, 2013 and 2012, we had $99.1 million and $13.5 million of U.S. federal (NOL) carryforwards. At December 31, 2013, the entire NOLs in the U.S. are subject to limitations under Section 382 of the Internal Revenue Code. In 2013, the U.S. NOL increases significantly due to the acquisition of Ingenuity Systems, Inc., which carried over $96.0 million NOL. Approximately $66.0 million of NOL will be limited under IRC 382 and we anticipate that we will only be able to utilize about $31.0 million of the total NOL. The remaining NOL is not expected to be utilized before expiration. The NOLs in the U.S. will expire beginning December 31, 2020 through December 31, 2030. As of December 31, 2013 and 2012, we had other foreign NOL carryforwards totaling approximately $102.0 million and $45.2 million, respectively. These NOLs were primarily generated in Germany, acquisitions and operating losses from our subsidiaries. In 2013, Germany generated approximately $60.7 million NOL due to restructuring charges and we are expecting to fully utilize the NOL in Germany in 2014. A portion of the foreign NOLs will be expiring beginning December 31, 2014. The valuation allowance amounts for the years ended December 31, 2013 and 2012 are $0.6 million and $0.4 million, respectively. In 2013, we established additional valuation allowance of $0.2 million.
As of December 31, 2013, a provision has not been made for residual Netherlands income taxes on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either permanently reinvested or can be repatriated tax free. These earnings retained by subsidiaries and equity accounted investments amounted to $259.4 million at December 31, 2013. We have $17.6 million of undistributed earnings that we do not consider permanently reinvested and have recorded deferred income taxes or withholding taxes at December 31, 2013 and December 31, 2012, of approximately $1.2 million. There are no income tax consequences regarding payment of dividends to our shareholders. To date, we have never paid dividends.